                                                                 CONFORMED COPY
                                                                 --------------



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1998


                           DISCOVER CARD TRUST 1991 D
                           --------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                              0-19734                 Not Applicable
--------                              -------                 --------------
(State of                           (Commission               (IRS Employer
organization)                       File Number)             Identification No.)


c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                           19720
-------------------------------------------------------
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826


                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)




                                  Page 1 of 15
                         Index to Exhibits is on page 4

Item 5.  Other Events

On January 15, 1998 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of December 1997, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits



Exhibit No.    Description
-----------    -----------

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 D related to the Due Period ending December 31, 1997.











                                       2

                                   SIGNATURES
                                   ----------

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     DISCOVER CARD TRUST 1991 D
                                     (Registrant)

                                     By: DISCOVER RECEIVABLES FINANCING
                                         GROUP, INC.
                                         as originator of the Trust


                                     By: Richard W. York
                                         ------------------------------
                                         Richard W. York
                                         Vice President


Date: January 15, 1998

                                  EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 D related to the Due Period ending December 31, 1997.



















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